SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     August 9, 2004

THERMADYNE HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23378	74-2482571
(Commission File Number)	(IRS Employer Identification No.)

16052 Swingley Ridge Road, Suite 300, Chesterfield, MO	63017
(Address of Principal Executive Offices)	(Zip Code)

(636) 728-3000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

THERMADYNE HOLDINGS CORPORATION

FORM 8-K

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

99.1	Press release of Thermadyne Holdings Corporation dated August 9, 2004, reporting Thermadyne’s financial results for the second quarter of fiscal 2004, which ended June 30, 2004.

Item 12.  Disclosure of Results of Operations and Financial Condition

On August 9, 2004, Thermadyne Holdings Corporation issued a press release announcing its financial results for the second quarter of fiscal 2004, which ended June 30, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.  The information contained in the website cited in the press release is not a part of this report.

The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2004

THERMADYNE HOLDINGS CORPORATION

By:	/s/ James H. Tate
James H. Tate
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1

Press release of Thermadyne Holdings Corporation dated August 9, 2004 reporting Thermadyne’s financial results for the second quarter of fiscal 2004, which ended June 30, 2004.